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                                                                    EXHIBIT 10.6

                    INFORMATION MANAGEMENT ASSOCIATES, INC.
                 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


I.  ESTABLISHMENT OF PLAN; DEFINITIONS

         1.  Purpose.  The purpose of the Information Management Associates,
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Inc. 1996 Non-Employee Directors Stock Option Plan is to provide an incentive to non-employee members of the Board of Directors of Information Management Associates, Inc. (the "Corporation") who are in a position to contribute materially to the long-term success of the Corporation, to increase their interest in the welfare of the Corporation, and to aid in attracting and retaining directors of outstanding ability.

         2.  Definitions.  Unless the context clearly indicates otherwise, the
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following terms shall have the meanings set forth below:

             a. "Affiliate" shall mean any parent or subsidiary of the Corporation which meets the requirements of Section 425 of the Code.

             b. "Board" shall mean the Board of Directors of the Corporation.

             c. "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

             d. "Corporation" shall mean Information Management Associates, Inc., a Connecticut corporation.

             e. "Disability" shall mean a medically determinable physical or mental condition which causes a Director to be unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long, continued and indefinite duration.

             f. "Fair Market Value" shall mean on any date, (i) if the Stock is not listed on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), the fair market value of the Stock on that date as determined by the Board or (ii) if the Stock is listed on a national securities exchange or is quoted on Nasdaq, the closing price reported on the composite tape for issues listed on such exchange on such date, or the closing price or the average of the closing dealer "bid" and "asked" prices of the Stock on the date of grant as quoted by Nasdaq, or if no trades shall have been reported for such date, on the next preceding date on which there were trades reported; provided that if no quotations shall have been made within the 10 business days preceding such date, the Fair
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     Market Value shall be determined by the Board as provided in clause (i)
     above.

             g. "Grantee" shall mean a Non-Employee Director who has been granted a Stock Option under this Plan.

             h. "Non-Employee Director" shall mean an individual who is a member of the Board, which individual is not a current or former employee of the Corporation or an Affiliate.

             i. "Plan" shall mean the Information Management Associates, Inc. 1996 Non-Employee Directors Stock Option Plan as set forth herein and as amended from time to time.

             j. "Stock" shall mean authorized but unissued shares of the Common Stock of the Corporation, no par value, or reacquired shares of the Corporation's Common Stock.

             k. "Stock Option" shall mean an option granted pursuant to the Plan to purchase shares of Stock.

             l. "Stock Option Agreement" shall mean the written instrument evidencing the grant of one or more Stock Options under the Plan and which contains the terms and conditions applicable to such grant.


         3.  Eligibility.  All Non-Employee Directors are eligible to
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participate in this Plan.

         4.  Shares of Stock Subject to the Plan.  There are hereby reserved
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for issuance under the Plan 60,000 shares of Stock. Subject to the provisions of
Paragraph 1 of Part III hereof, the Stock which may be issued pursuant to Stock Options authorized to be granted under the Plan and the Stock which is subject to outstanding but unexercised Stock Options under the Plan shall not exceed 60,000 shares of Stock in the aggregate. If a Stock Option shall expire or terminate for any reason, in whole or in part, without being exercised, the number of shares of Stock as to which such expired or terminated Stock Option shall not have been exercised may again become available for the grant of Stock Options.

         5.  Administration of the Plan.  The Plan shall be administered by
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the Board.  Subject to the express provisions of the Plan, the Board shall have authority to grant Stock Options under the Plan, to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the terms and provisions of Stock Option Agreements, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan shall be determined unilaterally by and at the sole discretion of the Board. Any determination, decision or action of

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the Board in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Grantees and all person(s) claiming under or through any Grantees.

         6.  Amendment or Termination.  The Board may, at any time, alter,
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amend, suspend, discontinue, or terminate the Plan; provided, however, that such action shall not adversely affect the right of Grantees to Stock Options previously granted.

         7.  Effective Date and Duration of the Plan.  The Plan shall become
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effective on March 14, 1996, subject to the approval by the shareholders of the
Corporation (the "Effective Date"). This Plan shall terminate ten years from the date it becomes effective, and no Stock Option may be granted under the Plan thereafter, but such termination shall not affect any Stock Option theretofore granted.


II.  STOCK OPTION PROVISIONS

         1.  Granting of Stock Options.
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             a.  Each Non-Employee Director shall receive a one-time grant of a
Stock Option to purchase 7,500 shares of Stock at the Fair Market Value thereof on the date of grant. Each such Stock Option shall become fully-exercisable on the date that is six months following the date of grant.

             b. With respect to Non-Employee Directors in office as of the Effective Date, the date of such grant shall be March 14, 1996. With respect to individuals who become Non-Employee Directors after the Effective Date, the date of such grant shall be the date of the first meeting of the Board of Directors on or following the date such individual became a Non-Employee Director.

             c. The Board may limit the time period within which a Stock Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

             d. Stock Options granted under the Plan shall expire ten years after the date such option is granted (the "Option Period").

         2.  Exercise of Stock Options.  The purchase price of Stock subject
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to a Stock Option shall be payable on exercise of the Stock Option in cash or by check, bank draft or postal or express money order. The Board, in its discretion, may permit a Grantee to make partial or full payment of the purchase price by the surrender of Stock owned by the Grantee prior to the date of exercise. Shares of Stock surrendered in payment of the purchase price as provided above shall be valued at the Fair Market Value thereof on

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the date of exercise, surrender of such to be evidenced by delivery of the certificates(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Board may determine.

         3.  Termination of Director Status.  Except as provided otherwise in
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the applicable Stock Option Agreement (in which case the provisions of the Stock
Option Agreement shall control over the provisions of this paragraph 3):

             a. If a Grantee's status as a Non-Employee Director is terminated (for reasons other than retirement at or after age 65, Disability or death), all Stock Options held by the Grantee shall expire immediately and such Stock Options shall not be exercisable after the date of termination of the Grantee's Non-Employee Director status.

             b. If a Grantee's status as a Non-Employee Director is terminated by reason of retirement at or after age 65 or as a result of Disability, only those Stock Options held by the Grantee which were immediately exercisable at the date of termination of Non-Employee Director status shall be exercisable by the Grantee following the termination of Grantee's Non-Employee Director status. Such Stock Options must be exercised within three months after such termination of Non-Employee Director status (but in no event after the expiration of the Option Period) or they shall be forfeited.

             c. Upon the death of a Grantee, only those Stock Options immediately exercisable at the date of the Grantee's death shall be exercisable by the representative of the Grantee's estate or beneficiaries thereof to whom the Stock Options have been transferred. Such Stock Options must be exercised by the earlier of (i) three months from the date of the Grantee's death, or (ii) the expiration of the Option Period, or they shall be forfeited.

             d. For purposes of this Paragraph 3 of Part II only, Non-Employee Director status of any Grantee shall not be deemed to have terminated solely by such Grantee later attaining status as an employee of the Corporation or an Affiliate.


III. GENERAL PROVISIONS

         1.  Adjustments Upon Changes in Capitalization.
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             a.  In the event of any change in capitalization affecting the
Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or

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other form of reorganization or recapitalization, or any other change affecting the Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of Stock for which Stock Options in respect thereof may be granted under the Plan, the number of shares of Stock covered by each outstanding Stock Option, and the purchase price per share of Stock in respect of outstanding Stock Options.

             b. Any provision hereof to the contrary notwithstanding, in the event the Corporation is a party to a merger or other reorganization, outstanding Stock Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Stock Options by the surviving corporation or its parent, for their continuation by the Corporation (if the Corporation is a surviving corporation) for accelerated vesting and accelerated expiration or for settlement in cash.

         2.  General.
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             a.  Each Stock Option shall be evidenced by a Stock Option
     Agreement.

             b. The granting of a Stock Option hereunder shall not give the Grantee any right to similar grants in the future or any right to be retained as a Non-Employee Director, and all Non-Employee Directors shall remain subject to removal to the same extent as if the Plan were not in effect.

             c. No Non-Employee Director, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest by reason of any Stock Option to any particular assets of the Corporation, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Stock Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the exercise of any Stock Option.

             d. No Stock Option or right under the Plan shall or may be sold, exchanged, assigned, pledged, encumbered, or otherwise hypothecated or disposed of except by will or the laws of descent and distribution, and a Stock Option shall be exercisable during the Grantee's lifetime only by the Grantee or his or her conservator.

             e. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation's obligation to issue or deliver any certificate or certificates for shares of stock under a Stock Option, and the

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     transferability of Stock acquired by exercise of a Stock Option, shall be subject to all of the following conditions:

                 (1) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable;

                 (2) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable; and

                 (3) Each stock certificate issued pursuant to a Stock Option shall bear such legends which the Corporation shall determine in its absolute discretion are necessary or advisable or which, in the opinion of counsel to the Corporation, are required by applicable federal or state securities laws.

             f. All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Board, in its sole discretion, deems necessary to be withheld in order to comply with any applicable statutes or regulations with respect to a Stock Option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment or settlement of any kind otherwise due to such person all or part of the amount required to be withheld. If the Board, in its sole discretion, permits shares of Stock to be used to satisfy any such tax withholding, such Stock shall be valued based upon the Fair Market Value of such Stock as of the date the tax withholding is required to be made, such date to be determined by the Board. The Corporation shall not be required to issue Stock until such obligations are satisfied.

             g. A Grantee entitled to Stock as a result of the exercise of a Stock Option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as otherwise provided herein. The Corporation shall issue any stock certificates required to be issued in

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     connection with the exercise of a Stock Option with reasonable promptness after such exercise.

             h. The grant or exercise of Stock Options granted under the Plan shall be subject to, and shall in all respects comply with, applicable Connecticut corporate law relating to such grant or exercise.

             i. Should the participation of any Non-Employee Director in the Plan be subject to Section 16 of the Securities Exchange Act of 1934 or any successor statute ("Section 16"), it is the express intent of the Corporation that the Plan and Stock Options granted under the Plan satisfy and be interpreted in a manner to achieve the result that the applicable requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission, as amended ("Rule 16b-3") shall be satisfied with respect to such Non-Employee Directors, with the result that such Non-Employee Directors shall be entitled to the benefits of Rule 16b-3 or other applicable exemptive rules under Section 16. If any provision of the Plan or of any Stock Option would otherwise frustrate or conflict with the intent of the Corporation expressed in the immediately preceding sentence, to the extent possible, such provision shall be interpreted and deemed amended so as to avoid such conflict, and, to the extent of any remaining irreconcilable conflict with such intent, the provision shall, solely with respect to Non-Employee Directors subject to Section 16, be deemed void.

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